UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

SUNCOKE ENERGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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SunCoke Energy

VOTE

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Online

Go to **www.envisionreports.com/sxc** or scan the QR code – login details are located in the shaded bar below.

Stockholder Meeting Notice 1234 5678 9012 345

Important Notice Regarding the Availability of Proxy Materials for the SunCoke Energy, Inc. Stockholder Meeting to be Held Virtually on June 8, 2020 at 9:00 a.m. Central Time

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at:

www.envisionreports.com/sxc

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.envisionreports.com/sxc.**
Step 2: Click on **Cast Your Vote or Request Materials.**
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 29, 2020 to facilitate timely delivery.

2 N O T C O Y

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Stockholder Meeting Notice
The 2020 Annual Meeting of Stockholders of SunCoke Energy, Inc. will be held on June 8, 2020 at 9:00 a.m. Central Time, virtually via the internet at www.meetingcenter.io/253863215. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is — SXC2020
Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 through 4.
1.    To elect three directors to the class of directors whose term expires in 2023:
01 - Martha Z. Carnes
02 - Michael G. Rippey
03 - James E. Sweetnam
2. To vote on amendments to the Company’s Amended and Restated Certificate of Incorporation and its Amended and Restated By-laws to provide for the declassification of the Board
3.     To hold a non-binding advisory vote to approve the compensation of the Company’s named executive officers (“Say-on-Pay”)
4.     To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending
December 31, 2020
In the discretion of the proxies on such other business as may properly come before the meeting.
PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.
Here’s how to order a copy of the proxy materials and select delivery preferences:
Current and future delivery requests can be submitted using the options below.
If you request an email copy, you will receive an email with a link to the current meeting materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.
—    Internet – Go to www.envisionreports.com/sxc. Click Cast Your Vote or Request Materials.
—    Phone – Call us free of charge at 1-866-641-4276.
— Email – Send an email to investorvote@computershare.com with “Proxy Materials SunCoke Energy, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.
To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 29, 2020.

*** Exercise Your Right to Vote *** Impo r tant Notice Regarding the A vailability of P r o xy Materials for the Shareholder Meeting to Be Held on June 08, 2020 SUNCOKE ENERGY, INC. Meeting Information Meeting Type: Annual Meeting For holders as of: April 20, 2020 Date : June 08, 2020 Location : Virtual Annual Meeting Virtual Meeting Access ID:
Time: 9:00 AM CDT http://www.meetingcenter.io/253863215
Password: SXC2020
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.

Before Y ou V ote How to Access the P r o xy Materials Proxy Materials Available to VIEW or RECEIVE:
1. Annual Report    2. Notice & Proxy Statement
How to View Online:
Have the information that is printed in the box marked by the arrow following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
(located on the
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:    www.proxyvote.com
2) BY TELEPHONE:    1-800-579-1639
3) BY E-MAIL*:    sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ?
(located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 25, 2020 to facilitate timely delivery. Ho w T o V ote Please Choose One of the F ollowing V oting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow ?
available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items
The Board of Directors recommends you vote FOR the following proposal(s):
1.     Election of Directors
Nominees
1A     Martha Z. Carnes
1B     Michael G. Rippey
1C     James E. Sweetnam
The Board of Directors recommends you vote FOR the following proposal(s):
2    To vote on amendments to the Company’s Amended and Restated Certificate of Incorporation and its Amended and
Restated By-laws to provide for the declassification of the Board.
3    To hold a non-binding advisory vote to approve the compensation of the Company’s named executive officers
(“Say-on-Pay”).
4 To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions